UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2011


                    GREENTECH TRANSPORTATION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-169251                 27-2962991
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)

                 7000 Merrill Avenue, Suite 31, Chino, CA 91710
               (Address of principal executive offices) (zip code)

                                  (909)614-7007
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 28, 2011, Phillip W. Oldridge resigned as Principle Executive Officer and Director of the Company and David Oldridge resigned as Director of the Company. Additionally, effective February 28, 2010, Ian B. McAvoy, the Principal Financial Officer and a Director of the Company was appointed as Principle Executive Officer of the Company.

There are no understandings or arrangements between Mr. McAvoy and any other person pursuant to which he was appointed Principle Executive Officer. Mr. McAvoy presently does not serve on any Company committee. Mr. McAvoy is now the sole Officer and Director of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENTECH TRANSPORATION INDUSTRIES INC.


Dated: March 3, 2011                    By: /s/ Ian B. McAvoy
                                            ------------------------------------
                                        Name: Ian B. McAvoy
                                        Title: President


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